Exhibit 99.1

 LMI Aerospace Investor Presentation  September 2013

 *  Safe Harbor Statement  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on Management’s beliefs and assumptions, current expectations, estimates, and projections. These statements are subject to known and unknown risks and uncertainties, certain of which are beyond the company’s ability to control or predict, and, therefore, actual results may differ materially. For example, statements concerning future benefits, opportunities and the financial impact of the acquisition of Valent Aerostructures, LLC are forward-looking statements. In addition, statements concerning LMI Aerospace’s financial condition, possible or expected results of operations, commercialization of new products, growth opportunities and plans of Management are all forward-looking statements. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date hereof. LMI Aerospace disclaims any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. For more information about the risks and uncertainties the company faces, see the recent filings with the SEC, which can be found on the company’s website at http://ir.lmiaerospace.com/sec.cfm

 *  Presenters  Ronald S. SaksPresident & Chief Executive Officer  Ed DickinsonVice President & Chief Financial Officer

LMI Aerospace Company Overview

LMI Aerospace

2013E Revenue.: $433 - $445mm
2013E Adj. EBITDA: $57.9 - $61.7mm(1)
2013E Adj. EBITDA Margin: 13.6%(2)

Aerostructures

- Preferred supplier to OEM's and Tier 1 suppliers
- Integrated manufacturing platform providing complex structural assemblies, kits and components
- Boeing Supplier of the Year – 2010, 2012
- Aviation Partners Boeing Supplier of the Year – 2011
- Spirit Platinum Supplier – 2011
- ~2,100 employees

Products Include:

- Fuselage Skins and assemblies
- Leading Edge components and assemblies
- Wing Skins
- Winglet Leading Edge skins and Modification Kits
- Cockpit Crew Floor and Bulkhead Structure Assemblies
- Structural Sheet Metal and Extrusions
- Machined spars and ribs
- Tailcone assemblies and slat assemblies for "Design Build"

Engineering

- Provides range of design, engineering and program management services, supporting aircraft product lifecycles from conceptual design, analysis and certification through production support, fleet support and service life extensions for OEM's and Tier 1 suppliers
- Extremely diverse capabilities – nose to tail
- Boeing Supplier of the Year – 2011
- ~370 employees

Products Include:

- Design of main sections of aircraft including wings, control surfaces, winglets, fuselage and empennage
- Composite Design Expertise
- Weight Optimization Engineering
- Rapid Prototyping and Test
- AOG Support and Structural Repair Engineering
- Certification Planning
- Design for Manufacturing Cost
- Tool Design and Fabrication

3

(1) Adjusted EBITDA defined as Earnings Before Interest and Taxes plus depreciation & amortization, stock based compensation, acquisition expenses and other non-recurring adjustments.
(2) Reflects the midpoint of guidance.

 *  LMI’s Strategic Objectives  Build critical mass and enhanced capabilities to win larger and more complex assembly and design-build projects  Make project management expertise the cornerstone of LMI’s competitive advantage  Maintain diversified and reasonable balance within our markets, customers and platformsCommercial, Business and Regional Jet, Military  Develop global low cost sources of supply, through ownership or use of our supply chain, to better market to global customers

 *  *  LMI Company Snapshot  2013E Revenue: $433 - $445 mm2013E Adjusted EBITDA: $57.9 - $61.7 mmOver 85% of Aerostructures revenue under LTAPreferred supplier to OEM and Tier 1 suppliers on legacy and new platformsBoeing Supplier of the YearAviation Partners Boeing Supplier of the Year Spirit Platinum Award Winner  737  747  777  787  Military Platforms  C- Series  G650  G450 / G550  Commercial Platforms  F-18  V-22  Blackhawk  Corporate & Regional Platforms  YTD June 30, 2013 Revenue by Business  YTD June 30, 2013 Aerostructures Revenue by End Market

 *  Sole-source LTAs with Key Customers   92% of LTA revenue sole sourceOver 85% of 2013E Aerostructures revenue under LTAStrong incumbent position on critical airframe assemblies for multiple Tier 1s and OEMs  Blue Chip Customer Base  Strong LTA Position  Long Term Agreements with key customers provides significant revenue visibility

LMI Aerostructures Core Competencies & Products

Core Competencies







- Fabrication
- Assembly
- Finishing
- Kitting
- Machining
- Composites

Products









- Leading-edge wing slats, flap skins and ailerons
- Winglet leading edges and modification kits
- Fuselage and wing skins
- Helicopter cabin, aft, and pylon components
- Structural sheet metal
- Tailcone assemblies
- Thrust reversers and engine nacelles

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Valent Core Competencies & Products

Core Competencies











- Major Program Management
- Multi-Axis Machining
  - Complex 5-axis, 4-axis, and 3 -axis contoured machined components
- Processing Capabilities
  - 100+ tanks
  - 38 tanks are 42'x9'x5'
- Complex Assemblies
  - 737 Crew Floor
  - 737 Nose Wheel Well
  - C-Series / MRJ Pylon Cradle
- Electro Mechanical Assemblies
  - 787 Electrical Rack
  - Commercial and military ground-based landing systems

Products

- Machined Parts








- Complex Assemblies




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 *  Valent Provides Proven Insourcing Capabilities   Demonstrated Success in Major Program Management – 737 Crew Floor  By 2013, Valent estimates that nearly all 251 detail crew floor parts will be machined or formed internally  OutsourcedInsourced  Estimated 2013  2011  2009

LMI Engineering Capabilities

Highly Skilled Group of Engineers

Broad Engineering Knowledge / Capabilities

Concept/Design

- Concept Development
  - Aerodynamics
  - Wind Tunnel
  - Configuration
- Lofting
- Structural Design
- Systems Integration
- Analysis
- Certification Planning
- Tool Design
- Technical Documentation

Production

- Program Management
- Manufacturing Planning
- Engineering Liaison
- MRB Support
- Tool Design/Build
- Certification Support

Sustainment/In-Service Engineering

- Logistics
- Repair
- Modification Design
- Kitting
- Reverse Engineering
- Retirement

Flexible Engineering Workforce with High Utilization Rate

Program Management / Design for Cost Create Barriers to Entry

- ~370 strong engineering cadre averages 10-25 years OEM experience
- Turnkey engineering expertise designing major assemblies (wing, fuselage, empennage) for commercial, corporate and military sector
- Engineering services provided to blue chip OEMs and Tier 1s
  - Approximately 70 engineers currently embedded at Boeing
- Direct connectivity to OEM engineering systems and proprietary design tools
- Design for Cost and manufacturing optimization of metal and non-metal assemblies provides LMI with true competitive differentiation

Industry-leading nose-to-tail aircraft engineering expertise

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*  Full Suite of Products and Services to Satisfy Customer Demands          Capability  Standalone  Standalone  Pro Forma  Engineering        High Speed Machining        Sheet Metal Forming        Processing        Complex Assemblies        LMI and Valent combination creates a unique supplier positioned to win larger, more complex work in both Aerostructures and Engineering Services

 *  Full Suite of Products and Services  LMI  Engineering Services  Machined Parts  Valent  Major Program Management  LMI has the product and services suite to supply a number of critical large assemblies to its customers at full rate  Processing  Structural Assembly  Sheet Metal

 *  Potential Growth Opportunities  787  737  G650  Development Program

 *  Outlook for 2013    2013  Net Sales:   $433.0 million - $445.0 million  Gross Profit:   20.6% - 21.0%  SG&A:   $53.4 million - $55.0 million  Interest and Other Expense:   $16.1 million - $17.1 million  Effective Tax Rate:  35.0% - 35.5%  Capital Expenditures:   $27.0 million - $30.0 million  D&A, Trade Name Impairment and Stock Compensation Expense:   $26.0 million - $27.1 million  Adjusted EBITDA:   $57.9 million - $61.7 million  Consolidated Operations  Aerostructures  Engineering    2013  Net Sales:   $346.0 million - $354.0 million ($130.0 million - $134.0 million for Valent)  Gross Profit:   21.9% - 22.3% (including one-time $2.5 million Valent inventory step-up)  SG&A:   $37.7 million - $38.9 million (including one-time $8.0 million contingent consideration elimination)    2013  Net Sales:   $87.0 million - $91.0 million  Gross Profit:   15.4% - 15.9%  SG&A:   $15.7 million - $16.1 million (including one-time $4.2 million trade name impairment)

 *  Current Capitalization    As of June 30, 2013  Cash:  $2.6 million  Revolving Credit Facility:  $34.2 million  Term Loan B:  $223.9 million  Other Secured Debt:  $34.8 million  Total Debt:  $292.9 million  Net Debt:  $290.3 million      Shareholders’ Equity:  $209.0 million  Total Book Capitalization:  $499.3 million